Exhibit 10.4

FIRST AMENDMENT TO THE REGISTRATION RIGHTS AGREEMENT
This First Amendment (this “Amendment”) to the Registration Rights Agreement is entered into as of March 2, 2016, by and among TransUnion (successor to TransUnion Holding Company, Inc.), a Delaware corporation (“Issuer”), the Advent Investor, the GS Investors (collectively, the “Investors”) and certain Key Individuals, and constitutes an amendment to the Registration Rights Agreement (the “Agreement”), dated as of April 30, 2012, among (i) the Issuer, (ii) the Investors and (iii) the Key Individuals. All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.
WHEREAS, Section 3.7 of the Agreement permits the Issuer, the Investors and the holders of at least two-thirds (66 2/3%) of the Registrable Securities held by all Key Individuals to amend the Agreement if such amendment does not (a) have a disproportionate material adverse effect on a Holder relative to the other Holders and (b) have a disproportionate adverse effect on the rights of any Key Individual under the Agreement as compared to other Key Individuals; and
WHEREAS, the Issuer, the Investors and certain of the Key Individuals holding at least two-thirds (66 2/3%) of the Registrable Securities currently held by all Key Individuals desire to amend the Agreement as set forth in this Amendment to (i) delete the Demand Notice and Shelf Notice requirements contained in Sections 2.01 and 2.02, respectively; (ii) remove the ability of Key Individuals to participate in Demand Registrations pursuant to Section 2.01 of the Agreement; and (iii) shorten the notice periods for Piggyback Registrations pursuant to Section 2.03 of the Agreement.
NOW, THEREFORE, in consideration of the mutual promises set forth herein and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree and hereby amend the Agreement as follows:

1.	Section 2.01.

a.	Section 2.01(e) is hereby deleted in its entirety and replaced with “[Reserved]”.

b.	Section 2.01(h) is hereby amended and restated to read in its entirety as follows:
(h) Priority of Securities Registered Pursuant to Demand Registrations. If the managing underwriter or underwriters of a proposed Underwritten Offering of the Registrable Securities included in a Demand Registration (or, in the case of a Demand Registration not being underwritten, the Demanding Investors), advise the Board in writing that, in its or their reasonable opinion, the number of securities requested to be included in such Demand Registration exceeds the number which can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, the securities to be included in such Demand Registration shall be allocated, (i) first, pro rata among the GS Holders and the Advent Holders (in each case, including any Demanding Investor) based on the relative number of Registrable Securities then held by each such GS Holder and Advent Holder and (ii) second, and only if all the securities referred to in clause (i) have been included, the number of securities that the Issuer proposes to include in such Registration that, in the opinion of the managing underwriter or underwriters (or the Investors, as the case may be) can be sold without having such adverse effect.

2.Section 2.02(c) is hereby deleted in its entirety and replaced with “[Reserved]”.
3.Section 2.03(a).

a.	The reference in Section 2.03(a) to “forty-five (45) days” is hereby deleted in its entirety and replaced with “five (5) Business Days”.

b.	The reference in Section 2.03(a) to “fifteen (15) days” is hereby deleted in its entirety and replaced with “five (5) Business Days”.
4.No Further Effect. Except as expressly set forth in this Amendment, this Amendment does not, by implication or otherwise, alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Agreement.
5.Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts entered into and performed entirely within such State.
6.Miscellaneous. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective when each party hereto shall have received a counterpart hereof signed by the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other parties hereto, this Amendment shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

TRANSUNION
By:	/s/ JOHN W. BLENKE
Name: John W. Blenke
Title: Executive Vice President

[Signature Page to Amendment to Registration Rights Agreement]

GS CAPITAL PARTNERS VI FUND, L.P.
By:	GSCP VI Advisors, L.L.C. its General Partner
By:	/s/ SUMIT RAJPAL
	Name:	Sumit Rajpal
	Title:	Vice President

GS CAPITAL PARTNERS VI PARALLEL, L.P.
By:	GS Advisors VI, L.L.C. its General Partner
By:	/s/ SUMIT RAJPAL
	Name:	Sumit Rajpal
	Title:	Vice President

SPARTANSHIELD HOLDINGS
By:	GS Capital Partners VI Offshore Fund, L.P., its General Partner By: GSCP VI Offshore Advisors, L.L.C., its General Partner
By:	/s/ SUMIT RAJPAL
	Name:	Sumit Rajpal
	Title:	Vice President

ADVENT-TRANSUNION ACQUISITION LIMITED PARTNERSHIP
By:	Advent-TransUnion GP LLC, its general partner
By:	/s/ MICHAEL RISTAINO
Name: Michael Ristaino
Title: President

[Signature Page to Amendment to Registration Rights Agreement]

Key Individuals:

_/s/ JAMES M. PECK ___
James M. Peck

_/s/ SAMUEL A. HAMOOD __
Samuel A. Hamood

_/s/ JOHN W. BLENKE ____
John W. Blenke

_/s/ CHRISTOPHER CARTWRIGHT _
Christopher Cartwright

_/s/ MOHIT KAPOOR_ ___
Mohit Kapoor

_/s/ SIDDHARTH N. (BOBBY) MEHTA
Siddharth N. (Bobby) Mehta

_/s/ DAVID M. NEENAN_ ___
David M. Neenan

_/s/ GEORGE M. AWAD_ __
George M. Awad

_/s/ LEO F. MULLIN ___________
Leo F. Mullin

_/s/ ANDREW PROZES_ ____
Andrew Prozes

[Signature Page to Amendment to Registration Rights Agreement]